UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 5, 2010 (March 5, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 1.02	Termination of a Material Definitive Agreement.

On March 5, 2010, certain subsidiary issuers of Vanguard Health Systems, Inc. (the “Company”) completed the previously announced redemptions of (1) the remaining $20,645,000 million aggregate principal amount of the outstanding 9% Senior Subordinated Notes due 2014 (the “9% Notes”) issued by Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc. (collectively, the “9% Notes Issuers”)  pursuant to an indenture, dated as of September 23, 2004 (the “9% Notes Indenture”), among the 9% Notes Issuers, the  guarantors named therein and U.S. Bank National Association, as trustee and (2) the remaining $4,050,000 million aggregate principal amount of the outstanding 11.25% Senior Discount Notes due 2015 (the “11.25% Notes”) issued by Vanguard Health Holding Company I, LLC and Vanguard Holding Company I, Inc. (collectively, the “11.25% Notes Issuers”) pursuant to an indenture, dated as of September 23, 2004 (the “11.25% Notes Indenture”), among the 11.25% Notes Issuers, the  Company as guarantor and U.S. Bank National Association, as trustee. The total consideration paid in connection with the redemption of the 9% Notes, $22.4 million, represented 104.500% of the principal amount of the 9% Notes so redeemed along with accrued and unpaid interest thereon. The total consideration paid in connection with the redemption of the 11.25% Notes, $4.5 million, represented 105.625% of the principal amount of the 11.25% Notes so redeemed along with accrued and unpaid interest thereon.  Upon the redemption of the outstanding 9% Notes, the 9% Notes Indenture, which governed the terms of the 9% Notes, was satisfied and discharged as of March 5, 2010. Upon the redemption of the outstanding 11.25% Notes, the 11.25% Notes Indenture, which governed the terms of the 11.25% Notes, was satisfied and discharged as of March 5, 2010.

Any description of the provisions of the 9% Notes Indenture is summary in nature and is qualified in its entirety by reference to the provisions of the definitive agreement. A copy of the 9% Notes Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-4 filed on November 12, 2004 (Registration No.333-120436).

Any description of the provisions of the 11.25% Notes Indenture is summary in nature and is qualified in its entirety by reference to the provisions of the definitive agreement. A copy of the 11.25% Notes Indenture was filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-4 filed on November 12, 2004 (Registration No.333-120436).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   March 5, 2010                                   VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary